UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2024
Opendoor Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39253	30-1318214
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 N. Scottsdale Road, Suite 1600
Tempe,	AZ	85288
(Address of principal executive offices)		(Zip Code)
(480) 618-6760
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OPEN	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

Opendoor Technologies Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders on June 14, 2024 (the “Meeting”). A total of 505,822,596 shares of the Company's common stock were present virtually or represented by proxy at the Meeting, representing approximately 73.14% of the Company’s outstanding common stock as of April 17, 2024, the Company’s record date. The final voting results for the proposals considered and voted upon at the Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 24, 2024, as supplemented by the proxy supplement filed on May 2, 2024, are as follows:
Proposal No. 1: The Company’s stockholders elected each of Dana Hamilton, Cipora Herman and Glenn Solomon, to hold office as Class I directors and to serve a three-year term ending at the 2027 Annual Meeting of Stockholders, or until their successors are duly elected and qualified, subject to their earlier removal or resignation. The result of such vote was as follows:

Nominees	For	Withhold	Broker Non-Votes
Dana Hamilton	352,848,127	1,736,821	151,237,648
Cipora Herman	294,547,284	60,037,664	151,237,648
Glenn Solomon	271,980,358	82,604,590	151,237,648
Proposal No. 2: The Company’s stockholders ratified Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The result of such vote was as follows:

For	Against	Abstain
501,926,302	3,183,335	712,959

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.
Proposal No. 3: The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company's named executive officers. The result of such vote was as follows:

For	Against	Abstain	Broker Non-Votes
321,927,543	32,164,184	493,221	151,237,648

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Opendoor Technologies Inc.

Date: June 17, 2024	By:	/s/ Carrie Wheeler
	Name:	Carrie Wheeler
	Title:	Chief Executive Officer
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